The Prudential Insurance Company of America                                Thomas C. Castano
Vice President and Corporate Counsel
Law Department

The Prudential Insurance Company
  of America
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

March 12, 2010

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:  Prudential Variable Appreciable Account  (File No. 811-5466)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2009 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity: AIM Variable Insurance Funds
Registration No.:811-07452
CIK No.:              0000896435
Accession No.:    0000950123-10-017727
Date of Filing:           02/26/10

2.Filer/Entity:                American Century Variable Portfolios, Inc.
Registration No.:     811-05188
CIK No.:              0000814680
Accession No.:   0001467105-10-000016
Date of Filing:           02/23/10

3.Filer/Entity:                Advanced Series Trust ("AST")
Registration No.:811-05186
CIK No.:             0000814679
Accession No.: 0001209286-10-000114
Date of Filing:   03/11/10

4.Filer/Entity:                 Janus Aspen Series
Registration No.:811-07736
CIK No.:              0000906185
Accession No.:    000095123-10-017428
Date of Filing:           02/26/10

5.Filer/Entity:                      MFS Variable Insurance Trust
Registration No.:811-08326
CIK No.:              0000918571
Accession No.:    0001193125-10-044022
Date of Filing:           03/01/10

6.Filer/Entity:                 T. Rowe Price International Series, Inc.
Registration No.:811-07145
CIK No.:              0000918292
Accession No.:    0000918292-10-000003
Date of Filing:           02/25/10

7.Filer/Entity:                The Prudential Series Fund, Inc.
Registration No.:811-03623
CIK No.:              0000711175
Accession No.:  0001193125-10-048004
Date of Filing:     03/04/10

If you have any questions regarding this filing, please contact me at (973) 802-4708.

       Sincerely,

                /s/
       Thomas C. Castano

VIA EDGAR